1 TELEFLEX INCORPORATED THIRD QUARTER 2015 EARNINGS CONFERENCE CALL 1 Exhibit 99.2

Conference Call Logistics The release, accompanying slides, and replay webcast are available online at www.teleflex.com (click on “Investors”) Telephone replay available by dialing 888-286-8010 or for international calls, 617- 801-6888, pass code number 53575576 2

Introductions Benson Smith Chairman, President and CEO Liam Kelly Executive Vice President and COO 3 Jake Elguicze Treasurer and Vice President of Investor Relations Thomas Powell Executive Vice President and CFO

Forward-Looking Statements/Non-GAAP Financial Measures This presentation and our discussion contain forward-looking information and statements including, but not limited to, forecasted 2015 constant currency revenue growth, adjusted gross and operating margins and adjusted earnings per share; and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward–looking statements. These risks and uncertainties are addressed in the Company’s SEC filings, including its most recent Form 10-K. This presentation includes the following non-GAAP financial measures: • Adjusted diluted earnings per share. This measure excludes, depending on the period presented (i) restructuring and other impairment charges; (ii) certain losses and other charges, including acquisition and integration costs, facility consolidation charges, net of specified reversals, including a reversal of liabilities related to certain contingent consideration liabilities; (iii) amortization of the debt discount on the Company’s convertible notes; (iv) intangible amortization expense; and (v) tax benefits resulting from the resolution of, or expiration of the statute of limitations with respect to, prior years’ tax matters. In addition, the calculation of diluted shares within adjusted earnings per share gives effect to the anti-dilutive impact of the Company’s convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of the Company’s senior subordinated convertible notes (under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares). • Constant currency revenue growth. This measure excludes the impact of translating the results of international subsidiaries at different currency exchange rates from period to period. • Adjusted gross margin. This measure excludes, depending on the period presented, certain losses, other charges and charge reversals, primarily related to acquisition and integration costs and charges related to facility consolidations. • Adjusted operating margin. This measure excludes, depending on the period presented, (i) the impact of restructuring and other impairment charges; (ii) losses, other charges and charge reversals primarily related to acquisition and integration costs, facility consolidation charges, reversals related to contingent consideration liabilities and a gain on sale of business and assets; and (iii) intangible amortization expense. • Adjusted tax rate. This measure is the percentage of the Company’s adjusted taxes on income from continuing operations to its adjusted income from continuing operations before taxes. Adjusted taxes on income from continuing operations excludes, depending on the period presented, the impact of tax benefits or costs associated with (i) restructuring and impairment charges; (ii) amortization of the debt discount on the Company’s convertible notes; (iii) intangible amortization expense; (iv) the resolution of, or expiration of statutes of limitations with respect to, various prior years’ tax matters; and (v) losses, other charges and charge reversals primarily related to acquisition and integration costs, facility consolidation charges, a gain on sale of business and assets and a reversal related to contingent consideration liabilities. Reconciliation of these non-GAAP financial measures to the most comparable GAAP measures is contained within this presentation. Unless otherwise noted, the following slides reflect continuing operations. 4

5 EXECUTIVE SUMMARY 5

Executive Summary Third quarter revenue of $443.7 million • Down 2.9% vs. prior year period on an as-reported basis • Up 4.2% vs. prior year period on a constant currency basis Adjusted EPS of $1.60, up 1.9% vs. prior year period • Adjusted earnings per share reflects unfavorable impact from foreign exchange of approximately 17% 2015 guidance range for constant currency revenue growth narrowed from a range of 4% to 6% to a range of 4.7% to 5.5% 2015 guidance range for adjusted earnings per share narrowed from a range of $6.10 to $6.35 to a range of $6.20 to $6.30 6

7 THIRD QUARTER PRODUCT LINE AND GEOGRAPHIC REVENUE REVIEW 7

Third Quarter Highlights Third quarter 2015 constant currency revenue growth of 4.2% • Acquisitions and distributor conversions contribute 160 bps of constant currency revenue growth • Sales volume of existing products contribute 115 bps of constant currency growth, of which, Vidacare products contribute 66 bps of that constant currency growth • Sales volume of new products contribute 112 bps of constant currency growth • Core product pricing increases contribute 37 bps of constant currency growth 8

Segment Revenue Review Q3’15 Vascular N.A.: $82.6 million, up 8.6% Anesthesia N.A.: $47.6 million, up 1.6% Surgical N.A.: $39.6 million, up 11.1% EMEA: $120.9 million, up 1.1% Asia: $61.9 million, up 11.3% OEM: $39.0 million, up 2.5% All Other: $52.1 million, down 2.7% Note: Increases and decreases in revenue referred to above are as compared to results for the third quarter of 2014. 9 Constant Currency Revenue Commentary Q3’14

Group Purchasing Organization and IDN Review Group Purchasing Organization Update • 2 new agreements • 8 renewed agreements IDN Update • 2 renewed agreements 10 Track record of expansion of contractual agreements continues in Q3’15

11 THIRD QUARTER – PRODUCT INTRODUCTIONS & REGULATORY APPROVALS 11

Product Introductions & Regulatory Approvals

ARROW® Triple Lumen Pressure Injectable Acute Hemodialysis Catheter

PRODUCT DECSRIPTION

Teleflex recently received FDA 510(k) clearance to market the ARROW® Triple Lumen Pressure Injectable Acute Hemodialysis Catheter.

The ARROW® Triple Lumen Pressure Injectable Acute Hemodialysis Catheter is available in the ARROW® ErgoPack® System, helping hospitals maintain compliance with current vascular access guidelines and standards while providing maximal barrier protection against infections when inserting these lines.

The Company is committed to partnering with healthcare facilities to reduce vascular access related complications and the ARROW® Triple Lumen Pressure Injectable Acute Hemodialysis Catheter is another example of the commitment to this goal.



Teleflex®

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Weck® Efx Shield™ Fascial Closure System Selected as a 2015 Innovation of the Year by Society of Laparoendoscopic Surgeons. Weck® Efx™ Fascial Closure Products are designed to allow surgeons to provide fast, safe closure of laparoscopic port sites with a range of options that suit their procedural and institutional needs. The new Weck® Efx Shield™ Fascial Closure System is the only shielded port closure device, providing enhanced sharps protection for safe, uniform, and consistent fascial closure, and is designed with: a unique shielded wing for enhanced sharps protection, intuitive wing deployment, and an innovative fascial closure technique with unassisted suture retrieval. PRODUCT INFORMATION 13 Product Introductions & Regulatory Approvals Weck® Efx Shield™ Fascial Closure System

14 ACQUISITION UPDATE 14

Acquisition Update Acquired certain assets of Atsina Surgical, LLC • Atsina, a portfolio company of Option3 and Research Corporation Technologies, is a developer of surgical clips • Proprietary angular element, or elbow, to secure, and then pull, tissue proximally during closure • Complements Teleflex’s existing surgical ligation portfolio 15

16 THIRD QUARTER 2015 FINANCIAL REVIEW 16

Financial Results Revenue of $443.7 million • Down 2.9% vs. prior year period on an as-reported basis • Up 4.2% vs. prior year period on a constant currency basis Adjusted gross margin of 52.0%, down 10bps vs. prior year period • Product recalls / quality issues and foreign exchange impact adjusted gross margin negatively by approximately 50 bps and 50 bps, respectively Adjusted operating margin of 21.2%, down 50 bps vs. prior year period • Product recalls / quality issues and foreign exchange impact adjusted operating margin negatively by approximately 50 bps and 155 bps, respectively Adjusted tax rate of 13.3%, down 550 bps vs. prior year period Adjusted EPS of $1.60, up 1.9% vs. prior year period • Adjusted earnings per share reflects unfavorable impact from foreign exchange of approximately 17% 17

18 2015 FINANCIAL OUTLOOK 18

19 Constant currency revenue growth narrowed from a range of 4% to 6% to a range of 4.7% to 5.5% Adjusted Gross margin lowered from a previous range of 53% to 54% to a range of 52.5% to 53.0% • Projected increase of 100 bps to 150 bps vs. prior year Adjusted operating margin lowered from a previous range of 22% to 22.5% to a range of 21.5% to 22.0% • Projected increase of 150 bps to 200 bps vs. prior year Adjusted earnings per share range narrowed from a range of $6.10 to $6.35 per share to a range of $6.20 to $6.30 per share • Projected increase of 8.0% to 9.8% vs. prior year 2015 Financial Outlook

20 QUESTION & ANSWER 20

21 APPENDICES 21

Appendix A – Reconciliation of Constant Currency Revenue Growth Dollars in Millions 22 September 27, 2015 September 28, 2014 Constant Currency Currency Total Vascular North America 82.6$ 76.7$ 8.6% (0.8%) 7.8% Anesthesia North America 47.6 47.2 1.6% (0.7%) 0.9% Surgical North America 39.6 36.1 11.1% (1.5%) 9.6% EMEA 120.9 141.2 1.1% (15.5%) (14.4%) Asia 61.9 62.0 11.3% (11.5%) (0.2%) OEM 39.0 39.2 2.5% (3.1%) (0.6%) All Other 52.1 54.8 (2.7%) (2.3%) (5.0%) Net Revenues 443.7$ 457.2$ 4.2% (7.1%) (2.9%) Three Months Ended % Increase / (Decrease)

Appendix B – Reconciliation of Revenue Growth Dollars in Millions 23 1: amount is comprised of incremental price on existing products and the sale of new products of $3.2 million and $4.1 million, respectively, both of which are a result of the businesses acquired. % Basis Points Three Months Ended September 28, 2014 Revenue As-Reported $457.2 Foreign Currency (32.8) -7.1% (713) Sales Volume Existing Products 2.2 0.5% 49 Vidacare 3.0 0.7% 66 New Product Sales 5.1 1.1% 112 Core Product Pricing 1.7 0.4% 37 Acquisitions and Distributor to Direct Conversions 1 7.3 1.6% 160 Three Months Ended September 27, 2015 Revenue As-Reported $443.7 -2.9% Year-over-year growth

24 Appendix C – Reconciliation of Adjusted Gross Profit and Margin September 27, 2015 September 28, 2014 Teleflex gross profit as-reported 228,212$ 236,167$ Teleflex gross margin as-reported 51.4% 51.7% Losses, other charges and charge reversals (A) 2,328 1,896 Adjusted Teleflex gross profit 230,540$ 238,063$ Adjusted Teleflex gross margin 52.0% 52.1% Teleflex revenue as-reported 443,714$ 457,174$ $ thousands Three Months Ended A: In 2015 and 2014 losses, other charges and charge reversals primarily relate to acquisition and integration costs, and charges related to facility consolidations.

25 Appendix D – Reconciliation of Adjusted Operating Profit and Margin September 27, 2015 September 28, 2014 Teleflex income from continuing operations before interest and taxes 76,550$ 81,935$ Teleflex income from continuing operations before interest and taxes margin 17.3% 17.9% Restructuring and other impairment charges 660 1,108 Losses, other charges and charge reversals (A) 1,440 1,076 Intangible amortization expense 15,452 14,951 Adjusted Teleflex income from continuing operations before interest, taxes and intangible amortization expense 94,102$ 99,070$ Adjusted Teleflex income from continuing operations before interest, taxes and intangible amortization expense margin 21.2% 21.7% Teleflex revenue as-reported 443,714$ 457,173$ $ thousands Three Months Ended A: In 2015, losses, other charges and charge reversals primarily relate to acquisition and integration costs; charges related to facility consolidations; reversals related to contingent consideration liabilities; and a gain on sale of business and assets. In 2014, losses, other charges and charge reversals primarily relate to acquisition and integration costs; and the reversal of contingent consideration liabilities.

Appendix E –
Reconciliation of Adjusted EPS from Continuing Operations
Quarter Ended – September 27, 2015
Dollars in millions, except per share data

	Cost of goods sold	Selling, general and administrative expenses	Research and development expenses	Restructuring and other impairment charges	(Gain) loss on sale of business and assets	Interest expense, net	Income taxes	Net income (loss) attributable to common shareholders from continuing operations	Diluted earnings per share available to common shareholders	Shares used in calculation of GAAP and adjusted earnings per share
GAAP Basis	$215.5	$138.8	$12.6	$0.7	($0.4)	$14.2	$0.8	$61.5	$1.27	48,532
Adjustments										
Restructuring and other impairment charges	—	—	—	0.7	—	—	0.3	0.4	$0.01	—
Losses and other charges (A)	2.3	(0.5)	—	—	(0.4)	—	0.8	0.6	$0.01	—
Amortization of debt discount on convertible notes	—	—	—	—	—	3.3	1.2	2.1	$0.04	—
Intangible amortization expense	—	15.5	—	—	—	—	4.1	11.4	$0.23	—
Tax adjustment (B)	—	—	—	—	—	—	3.9	(3.9)	($0.08)	—
Shares due to Teleflex under note hedge (C)	—	—	—	—	—	—	—	—	$0.11	(3,536)
Adjusted basis	**$213.2**	**$123.9**	**$12.6**	**—**	**—**	**$10.8**	**$11.1**	**$72.1**	**$1.60**	**44,996**

(A) In 2015, losses and other charges include approximately $1.9 million, net of tax, or $0.04 per share, related to acquisition and integration costs, and charges related to facility consolidations; approximately ($0.3) million, net of tax, or ($0.01) per share, related to a gain on sale of business and assets; reversals included approximately ($1.0) million, net of tax, or ($0.02) per share, related to contingent consideration liabilities.

(B) The tax adjustment represents a net benefit resulting from legislative tax law change impacting our deferred tax liability.

(C) Adjusted diluted shares are calculated by giving effect to the anti-dilutive impact of the Company's convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of our senior subordinated convertible notes. Under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.

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Appendix F –
Reconciliation of Adjusted EPS from Continuing Operations
Quarter Ended – September 28, 2014
Dollars in millions, except per share data

	Cost of goods sold	Selling, general and administrative expenses	Research and development expenses	Restructuring and other impairment charges	Interest expense, net	Income taxes	Net income (loss) attributable to common shareholders from continuing operations	Diluted earnings per share available to common shareholders	Shares used in calculation of GAAP and adjusted earnings per share
GAAP Basis	$221.0	$138.3	$14.9	$1.1	$17.0	$9.7	$55.1	$1.18	46,628
Adjustments									
Restructuring and other impairment charges	—	—	—	1.1	—	0.1	1.0	$0.02	—
Losses, other charges and charge reversals (A)	1.9	(0.9)	0.0	—	—	1.1	—	$0.00	—
Amortization of debt discount on convertible notes	—	—	—	—	3.1	1.1	2.0	$0.04	—
Intangible amortization expense	—	15.0	—	—	—	4.0	11.0	$0.24	—
Shares due to Teleflex under note hedge (B)	—	—	—	—	—	—	—	$0.09	(2,799)
Adjusted basis	$219.1	$124.2	$14.8	—	$13.9	$16.0	$69.0	$1.57	43,829

(A) In 2014, losses, other charges and charge reversals include approximately ($1.5) million, net of tax, or ($0.03) per share, related to the reversal of contingent consideration liabilities; and approximately $1.5 million, net of tax, or $0.03 per share, related to acquisition and integration costs.

(B) Adjusted diluted shares are calculated by giving effect to the anti-dilutive impact of the Company's convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of our senior subordinated convertible notes. Under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.

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28 Appendix G – Reconciliation of Adjusted Tax Rate Dollars in Thousands Three Months Ended September 27, 2015 Income from continuing operations before taxes Taxes on income from continuing operations Tax rate GAAP basis $62,374 $803 1.3% Restructuring and impairment charges 660 252 Losses, other charges and charge reversals (A) 1,440 826 Amortization of debt discount on convertible notes 3,337 1,217 Intangible amortization expense 15,452 4,080 Tax adjustment (B) 0 3,911 Adjusted basis $83,263 $11,089 13.3% Three Months Ended September 28, 2014 GAAP basis $64,912 $9,684 14.9% Restructuring and impairment charges 1,108 140 Losses, other charges and charge reversals (A) 1,076 1,092 Amortization of debt discount on convertible notes 3,092 1,130 Intangible amortization expense 14,951 3,980 Adjusted basis $85,139 $16,026 18.8% (A) In 2015, losses, other charges and charge reversals primarily relate to acquisition and integration costs; charges related to facility consolidations; a gain on sale of business and assets and reversals related to contingent consideration liabilities. In 2014, losses, other charges and charge reversals primarily relate to acquisition and integration costs; and the reversal of contingent consideration liabilities. (B) The tax adjustment represents a net benefit resulting from legislative tax law change impacting our deferred tax liability.

Appendix H – Reconciliation of 2015 Constant Currency Revenue Growth Guidance 29 Low High Forecasted GAAP Revenue Growth (2.3%) (1.5%) Estimated impact of foreign currency fluctuations 7.0% 7.0% Forecasted Constant Currency Revenue Growth 4.7% 5.5%

Appendix I – Reconciliation of 2015 Adjusted Gross Margin Guidance 30 Note: In 2015, losses, other charges and charge reversals relate to expenses associated with the Restructuring Plan approved by the Board of Directors on April 28, 2014. Low High GAAP Gross Margin 51.95% 52.35% Losses, other charges and charge reversals 0.55% 0.65% Adjusted Gross Margin 52.50% 53.00%

Appendix J – Reconciliation of 2015 Adjusted Operating Margin Guidance 31 Note: In 2015, losses, other charges and charge reversals include expenses associated with the Restructuring Plan approved by the Board of Directors on April 28, 2014; acquisition and integration costs, and charges related to facility consolidations; the gain on sale of business and assets; the reversal of contingent consideration liabilities and a litigation verdict against the Company with respect to a non-operating joint venture. Low High GAAP Operating Margin 18.00% 18.30% Losses, other charges and charge reversals 0.30% 0.40% Intangible amortization expense 3.20% 3.30% Adjusted Operating Margin 21.50% 22.00%

Appendix K – Reconciliation of 2015 Adjusted Earnings per Share Guidance 32 Low High Diluted earnings per share attributable to common shareholders $4.53 $4.63 Restructuring, impairment charges and special items, net of tax $0.60 $0.60 Intangible amortization expense, net of tax $0.90 $0.90 Amortization of debt discount on convertible notes, net of tax $0.17 $0.17 Adjusted diluted earnings per share $6.20 $6.30